SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                               Act of 1934
                           (Amendment No. ____)


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       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 240.14a-12

                   Commercial Bankshares, Inc.
______________________________________________________________________
         (Name of Registrant as Specified In Its Charter)


______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                      COMMERCIAL BANKSHARES, INC.
                        1550 S.W. 57th Avenue
                        Miami, Florida 33144


__________________________________________________________________________

               Notice of Annual Meeting of Shareholders
                    to Be Held on April 21, 2005
__________________________________________________________________________

Dear Shareholders:

     The Annual Meeting of Shareholders of Commercial Bankshares, Inc. (the "Company") will be held in Miami, Florida, at the executive offices of the Company located at 1550 S.W. 57th Avenue, at 10:00 a.m., local time, on Thursday, April 21, 2005, for the following purposes:

1. To elect seven directors to the Company's Board of Directors;

2. To transact such other business as may properly come before the Annual
   Meeting.

     Only shareholders of record at the close of business on March 8, 2005 are entitled to notice of and to vote at the Annual Meeting and all adjournments thereof.

     All shareholders are cordially invited to attend the meeting in person. Those shareholders who plan to attend are requested to so indicate by marking the appropriate space on the enclosed proxy card. Any shareholder attending the Annual Meeting may vote in person even though he or she has previously returned a proxy.

     A form of proxy card and the Proxy Statement of the Company relating to the Annual Meeting of Shareholders are enclosed. Please complete, date, sign and return the enclosed proxy card promptly so that your shares can be voted, regardless of whether you expect to attend the meeting.

     A copy of the Company's 2004 Annual Report to shareholders is also enclosed.

By order of the Board of Directors,


JACK J. PARTAGAS
President and Chief Operating Officer
March 16, 2005
Miami, Florida










                          TABLE OF CONTENTS



PROXY STATEMENT INTRODUCTION
   General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
   Record Date and Outstanding Shares . . . . . . . . . . . . . . . . . 1
   Voting and Solicitation. . . . . . . . . . . . . . . . . . . . . . . 1

PROPOSAL I - ELECTION OF DIRECTORS. . . . . . . . . . . . . . . . . . . 2
   Nominees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

BOARD GOVERNANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
   The Board of Directors and Committees. . . . . . . . . . . . . . . . 3
   Director Compensation. . . . . . . . . . . . . . . . . . . . . . . . 4
   Report of the Audit Committee. . . . . . . . . . . . . . . . . . . . 4

EXECUTIVE COMPENSATION. . . . . . . . . . . . . . . . . . . . . . . . . 5
   Executive Officers of the Company. . . . . . . . . . . . . . . . . . 5
   Summary Compensation Table . . . . . . . . . . . . . . . . . . . . . 5
   Table of Option Grants in the Last Fiscal Year . . . . . . . . . . . 6
   Fiscal Year-End Option Values. . . . . . . . . . . . . . . . . . . . 6
   Equity Compensation Plan Information . . . . . . . . . . . . . . . . 7
   Employment Agreements. . . . . . . . . . . . . . . . . . . . . . . . 7
   Board Compensation Committee Report on Executive Compensation. . . . 8
   Stock Performance Graph. . . . . . . . . . . . . . . . . . . . . . .11
   Stock Option Plan Benefits . . . . . . . . . . . . . . . . . . . . .11
   Compensation Committee Interlocks and Insider Participation. . . . .12

STOCK OWNERSHIP INFORMATION . . . . . . . . . . . . . . . . . . . . . .13
   Security Ownership of Certain Beneficial Owners and Management . . .13
   Section 16(a) Beneficial Ownership Reporting Compliance. . . . . . .14

SELECTION OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM. .15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS. . . . . . . . . . . . .16

SHAREHOLDER COMMUNICATION WITH BOARD OF DIRECTORS . . . . . . . . . . .16

OTHER BUSINESS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .16

SHAREHOLDER PROPOSALS . . . . . . . . . . . . . . . . . . . . . . . . .16









                        COMMERCIAL BANKSHARES, INC.
                      Annual Meeting of Shareholders
                       to be held on April 21, 2005


                             PROXY STATEMENT
__________________________________________________________________________

General

   The Board of Directors of Commercial Bankshares, Inc. (the "Company") is soliciting proxies to be used at the Annual Meeting of Shareholders to be held on Thursday, April 21, 2005, and all adjournments thereof. This Proxy Statement and the accompanying proxy card are first being sent to shareholders on or about March 16, 2005.

   The shares represented by all properly executed proxies received by the Company will be voted as specified by the shareholders. If no specifications are given (including broker non-votes), the shares represented by the proxy will be voted for the election of the listed nominees as directors. A shareholder who has given a proxy may revoke it at any time before it is voted at the meeting by filing with the Secretary of the Company a written notice of revocation, by submitting a proxy bearing a later date, or by attending the meeting and voting in person.


Record Date and Outstanding Shares

   On March 8, 2005, there were 5,962,704 shares of the Company's Common Stock, par value $.08 per share, outstanding. Each share of Common Stock of record on the books of the Company at the close of business on March 8, 2005 entitles its owner to one vote, either in person or by proxy, upon each matter to come before the meeting.


Voting and Solicitation

   A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum. Votes cast in person or by proxy will be tabulated by the inspectors of election, appointed by the Board of Directors. The current Florida Business Corporation Act (the "Act") provides that directors are elected by a plurality of the votes cast if a quorum is present at the meeting, and all other matters are approved if the votes cast in favor of the action exceed the votes cast against the action (unless the matter is one for which the Act or the Articles of Incorporation require a greater vote).

   A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter ("non-voted shares").
This could occur, for example, when a broker is not permitted to vote shares held in "street name" on certain matters in the absence of instructions from the beneficial owner of the shares. Non-voted shares with respect to a particular matter will be counted for purposes of determining the presence of a quorum but will not be counted as shares present and entitled to vote on such matter for purposes of voting, and therefore, will have no effect on matters brought to a vote at the Annual Meeting. Shares voting to abstain as to a particular matter and directions to "withhold authority" to vote for directors, will be counted for purposes of determining the presence of a quorum and will be counted as present and entitled to vote with respect to such matter for purposes of voting, and therefore, will have the effect of votes against the matters brought to a vote at the Annual Meeting.

   The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by mail, but directors, officers and regular employees of the Company or its subsidiaries may solicit proxies personally or by telephone. The Company will reimburse custodians, nominees, or other persons for their out-of-pocket expenses in sending proxy material to beneficial owners.


   Regardless of the number of shares you own, it is important that they be represented at the Annual Meeting. You are respectfully requested to sign, date and return the accompanying proxy card at your earliest convenience.









                             PROPOSAL I -
                        ELECTION OF DIRECTORS


   Unless you specify otherwise on the accompanying proxy, the shares represented by the proxy will be voted for the election of the listed nominees to serve as Directors until the next Annual Meeting of Shareholders or until their successors are elected and qualified. If a quorum is present at the Meeting, the plurality of the votes cast by the shares entitled to vote in the election of Directors at the Meeting is required to elect each nominee.

Nominees

   Joseph W. Armaly, age 68, is Chairman of the Board of Directors and Chief Executive Officer of the Company and of Commercial Bank of Florida ("Bank"), the Company's wholly-owned subsidiary. Mr. Armlay served as President of Merchants Bank of Miami ("Merchants") from 1965 through 1988 and also served as Chairman of Merchants' Board of Directors from 1980 through 1988. Mr. Armaly was also President and Chairman of the Board of Florida Commercial Banks, Inc. ("Florida Commercial") from 1980 through 1988. Mr. Armaly has been Chairman of the Board of the Company and the Bank since its formation in 1988.

   Jack J. Partagas, age 67, is a Director and the President, Chief Operating Officer and Secretary of the Company and the Bank. Prior to joining the Company and the Bank in 1988, Mr. Partagas was Vice President of Florida Commercial between 1971 and 1988. Mr. Partagas has been a Director of the Company and the Bank since 1988, Executive Vice President of the Company and the Bank from 1988 through 1992 and President of the Company and the Bank since 1992.

   Cromwell A. Anderson, age 79, is a Director of the Company and the Bank. Mr. Anderson has been in the private practice of law since 1954. Mr. Anderson retired from the law firm of Fowler, White, Burnett, Hurley, Banick & Strickroot, P.A. in 1999. Mr. Anderson has been a Director of the Company and the Bank since 1988.

   Robert Namoff, age 52, is a Director of the Company and the Bank.
   Mr. Namoff is the Chairman of the Board of Allied Universal Corporation, a chemical manufacturer. Mr. Namoff serves on the Board of Directors of the Chlorine Institute in Washington, D.C. and serves as Commissioner on the Florida State Transportation Commission in Tallahassee. Mr. Namoff has been a Director of the Company and the Bank since 1990.

   Sherman Simon, age 86, is a Director of the Company and the Bank.
   Mr. Simon has been a private real estate investor for over 30 years. Mr. Simon has been a Director of the Company and the Bank since 1988.

   Michael W. Sontag, age 59, is a Director of the Company and the Bank. Mr. sontag is an Architectural Engineer and a licensed general contractor. Mr. Sontag has been a Director of the Company and the Bank since 1997.

   Martin Yelen, age 77, is a Director of the Company and the Bank and was formerly a director of Florida Commercial. Mr. Yelen is a retired attorney who engaged in private practice for 45 years with the firm of Yelen & Yelen, P.A. Mr. Yelen has served on the Miami-Dade and Monroe County chapters of the National Safety Council and was a councilman and Mayor of the City of West Miami. Mr. Yelen has been a Director of the Company and the Bank since 1988.

The Board of Directors recommends a vote "FOR" the election of all nominees.


                                     2






                            BOARD GOVERNANCE

The Board of Directors and Committees

     The Board of Directors of the Company consists of the same persons as the Board of Directors of the Bank. The Company conducts its operations through the Bank, which is its wholly-owned subsidiary. Both the Company and the Bank held twelve meetings of the Board of Directors during 2004. Each director attended at least 75% of the board meetings that were held while he was serving as a director during the year, as well as attending at least 75% of the committee meetings of those committees of which the respective director was a member. During 2004, the Company's Board of Directors had standing Audit and Compensation Committees, and the Bank's Board of Directors had standing Audit, Executive, Loan and Compliance Committees.

   (a) Audit Committee. The Bank's Audit Committee consists of Messrs. Anderson, Namoff, Simon, Sontag and Yelen. These persons were all independent, non-employee directors of the Bank and the Company. The Board of Directors has determined that each member of the Audit Committee is financially literate and independent in accordance with NASDAQ's listing standards and that Mr. Namoff is an "audit committee financial expert", as defined by the Securities and Exchange Commission. The Audit Committee held four meetings during 2004. The Audit Committee has functional supervision over the internal audit staff, reviews the system of internal controls and the adequacy of the internal audit system and receives reports on activities of the internal auditing department. It recommends the independent registered certified public accounting firm to the Bank's and the Company's Boards of Directors, approves all services provided by the independent registered certified public accounting firm and related fees and reviews the scope of the audits and the actual audits performed by both the independent registered certified public accounting firm and the internal auditors. It is responsible for ensuring that the audit findings are adequately addressed.

   (b) Compensation Committee. The Company's Compensation Committee consists of Messrs. Anderson, Simon and Yelen. These persons are all independent, non-employee directors of the Company and constitute three of the five non-employee directors of the Board. The Compensation Committee held three meetings during 2004. The Compensation Committee was delegated the duties of establishing and administering an executive compensation program. Its activities include reviewing and approving the design of the program, setting performance goals, assessing executive performance and making grants of salary, bonuses and incentive compensation. The Compensation Committee also administers the Amended 1994 Performance Stock Option Plan and the 2004 Employee Stock Option Plan.

   (c) Nominating Committee. The Company has no formal nominating committee but rather the entire Board of Directors acts as the nominating committee. All of the director nominees of the Company set forth in Proposal I entitled "Election of Directors" were approved by a majority of the independent, non-employee directors of the Company. Messrs. Anderson, Namoff, Simon, Sontag and Yelen are all the independent, non-employee directors of the Company. The Board of Directors believes it is appropriate for the Company to nominate its director nominees through a majority of the independent directors of the full board and not a separate nominating committee due to the efficiencies gained by not having a separate committee.

   The Board of Directors, several months prior to the annual meeting of the shareholders, conducts a process of identifying and evaluating Board nominees. The Board initially looks to nominating its existing directors for re-election to the Board as appropriate or to other Director nominees proposed, as appropriate, by the Chairman of the Board and in doing so considers each director's independence, if required, skills, performance and attendance to the Board and respective committees. The Board of Directors will also consider candidates recommended by Shareholders (see the caption "Shareholder Proposal" contained herein). In evaluating any candidates for potential director nomination, the Board of Directors, and specifically a majority of the independent, non-employee directors, will consider candidates that are independent, if required, who possess personal and professional integrity, have good business judgment, relevant experience and skills, including financial expertise, if required, and who would be effective as a Director in conjunction with the full board and collectively serving the long-term interests of the Company's shareholders. All candidates will be reviewed in the same manner, regardless of the source of recommendation.

   The Company does not have a formal policy regarding attendance by members of the Board of Directors at the Annual Meeting of Shareholders, but it encourages its Directors to attend and historically, most have done so. With respect to the 2004 Annual Shareholder Meeting, all of the members of the Board of Directors, which at the time was comprised of seven members, attended such Annual Shareholder Meeting.


                                     3


Director Compensation

   Directors of the Company who are salaried employees of the Bank do not receive any additional compensation for serving as a director or committee member. During the year 2004, non-employee directors of the Bank received a retainer of $1,500 per calendar quarter, $300 per loan committee meeting and $300 per audit committee meeting.

   In addition, each non-employee director in office in June, 2004 received options to purchase 2,500 shares of Common Stock for serving on the Board.


Report of the Audit Committee

   The following report on the Audit Committee is made pursuant to the rules of the Securities and Exchange Commission. The Audit Committee has met and held discussions with management and the independent registered certified public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered certified public accounting firm. The Audit Committee discussed with the independent registered certified public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees".

   The Audit Committee discussed with the Company's internal audit staff and its independent registered certified public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the internal audit staff and its independent registered certified public accounting firm to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee also approves all services provided by the independent registered certified public accounting firm and related fees.

   The Audit Committee has received the written disclosures and the letter from the independent registered certified public accounting firm required by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees", as may be modified or supplemented, and has discussed with the independent registered certified public accounting firm the independent registered certified public accounting firm's independence. The members of the Audit Committee are independent as independence is defined in Rule 4200(a)(14) of the National Association of Securities Dealers.

   Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2004 be included in the Company's Annual Report on Form 10-K for the year 2004, for filing with the Securities and Exchange Commission.

   AUDIT COMMITTEE
   Martin Yelen, Chairman            Sherman Simon
   Cromwell Anderson                 Michael Sontag
   Robert Namoff


                                    4







                          EXECUTIVE COMPENSATION

Executive Officers of the Company

   The executive officers of the Company are elected to their offices for one-year terms at the meeting of the Board of Directors in April of each year. The terms of any executive officers elected after such date expire at the same time as the terms of the executive officers elected at such date.

   Joseph W. Armaly, age 68, is Chairman of the Board of Directors and Chief Executive Officer of the Company and the Bank. Mr. Armaly served as President of Merchants from 1965 through 1988 and also served as Chairman of Merchants' Board of Directors from 1980 through 1988.
   Mr. Armaly was also President and Chairman of the Board of Florida Commercial from 1980 through 1988. Mr. Armaly has been Chairman of the Board of the Company and the Bank since its formation in 1988.

   Jack J. Partagas, age 67, is a Director and the President, Chief Operating Officer and Secretary of the Company and the Bank. Prior to joining the Company and the Bank in 1988, Mr. Partagas was Vice President of Florida Commercial between 1971 and 1988. Mr. Partagas has been a Director of the Company and the Bank since 1988, Executive Vice President of the Company and the Bank from 1988 through 1992 and President of the Company and the Bank since 1992.

   Bruce P. Steinberger, age 51, was elected Executive Vice President of the Bank in January of 1996. Mr. Steinberger was previously Executive Vice President of Intercontinental Bank from 1987-1995.

   Barbara E. Reed, age 41, was elected Senior Vice President and Chief Financial Officer of the Company and the Bank in June of 1995. Ms. Reed previously served the Bank as Vice President and Controller and as Auditor. Ms. Reed is a Certified Public Accountant and prior to 1991, was employed by Coopers & Lybrand LLP.

Summary Compensation Table

   The following table sets forth as of December 31, 2004, all compensation paid during the Company's latest fiscal year to the Company's Chief Executive Officer and to those executive officers of the Company whose total annual compensation exceeded $100,000 in any of the last three completed fiscal years.

                                                    Long-Term
                                                   Compensation
                                                   ____________

                                                    Number of
                                Annual Compensation Securities
                                ___________________ Underlying
Name and Principal                                    Options      All Other
Position (1)               Year   Salary   Bonus    Granted (2) Compensation (3)
__________________         ____   ______   _____    __________  _______________

Joseph W. Armaly           2004  $360,000 $180,000    3,500         $ 7,556
Chairman and Chief         2003  $340,000 $180,000    6,250         $ 6,621
Executive Officer of the   2002  $340,000 $150,000    7,812         $ 7,271
Company and the Bank

Jack J. Partagas           2004  $275,000 $120,000    3,500         $ 5,962
President and Chief        2003  $255,000 $120,000    6,250         $ 5,029
Operating Officer of the   2002  $255,000 $100,000    7,812         $ 4,940
Company and the Bank

Bruce P. Steinberger       2004  $220,000 $ 75,000    2,500         $12,800
Executive Vice President   2003  $200,000 $ 75,000    3,125         $11,217
of the Bank                2002  $200,000 $ 60,000    4,688         $10,300

Barbara E. Reed            2004  $150,000 $ 40,000    2,500         $ 6,616
Senior Vice President      2003  $130,000 $ 40,000    3,125         $ 6,096
and Chief Financial        2002  $130,000 $ 30,000    3,125         $ 5,578
Officer of the Company
and the Bank

_______________________________

(1) All compensation or remuneration paid to employees is paid by the Bank. At the present time, there are no separate employees of the Company and there is no compensation paid by the Company.


                                     5


(2) Gives effect to the dilutive adjustments which were made with respect to such options as a result of five-for-four stock splits declared by the Company in December, 2002 and December, 2003.

(3) The Bank has adopted a plan pursuant to the provisions of Section 401(k) of the Internal Revenue Code in which after one year of employment, all employees of the Bank are eligible to participate. The Bank, in its discretion, may match any amounts deferred by employees. The amount of contribution made by the Bank with respect to all employees was approximately $220,000 in 2004, $188,000 in 2003 and $167,000 in 2002.



Table of Option Grants in the Last Fiscal Year


                                % of Total
                                 Options                           Potential
                                 Granted                          Realizable
                      Number of    to                           Value at Assumed
                     Securities Employees Exercise              Annual Rates of
                     Underlying   in         or                    Stock Price
                      Options    Fiscal     Base   Expiration   Appreciation for
Name                  Granted(1)  Year     Price    Date (2)      Option Term
____________________ _________   _____   ________ ____________ _________________

                                                                   5%      10%
                                                               ________ ________

Joseph W. Armaly      3,500       11.0%    $24.52 June 2, 2014 $ 53,972 $136,775
Jack J. Partagas      3,500       11.0%    $24.52 June 2, 2014 $ 53,972 $136,775
Bruce P. Steinberger  2,500        8.0%    $24.52 June 2, 2014 $ 38,551 $ 97,696
Barbara E. Reed       2,500        8.0%    $24.52 June 2, 2014 $ 38,551 $ 97,696

_______________________________

(1) The Company's form of option agreement provides for early termination in the event the option holder's employment is terminated, the option holder dies, or the option holder becomes permanently or totally disabled. The options may not be exercised until at least one year from the date of grant, which was June 1, 2004.


Fiscal Year-end Option Values

                                            Number of
                                           Securities
                                           Underlying       Value of
                                          Unexercised  Unexercised In-the-
                                           Options at    Money Options at
                                            Year End       Year End ($)
                       Shares
                    Acquired on   Value  Exercisable and  Exercisable and
Name                  Exercise  Realized Unexercisable(1) Unexercisable
____________________  ________ _________  ____________    ___________

Joseph W. Armaly       1,700   $  52,292  67,184/3,500    $ 1,746,147
Jack J. Partagas           -   $       -  80,279/3,500    $ 2,150,255
Bruce P. Steinberger   8,798   $ 140,240  28,493/2,500    $   680,743
Barbara E. Reed        3,000   $  57,449  32,122/2,500    $   845,838
__________________

(1) The number of shares underlying the stock options described in this table gives effect to the dilutive adjustments which were made with respect to such options as a result of the 5% stock dividends which were declared by the Company in each of December 1996, December, 1997, December, 1998, and December, 1999 and five-for-four stock splits declared December, 2002 and December, 2003.


                                     6


Equity Compensation Plan Information

   The following table sets forth information regarding our compensation plans (including individual compensation arrangements) under which shares of our Common Stock are authorized for issuance as of December 31, 2004:


                                                                  Number of
                                                                  Securities
                                                                   Remaining
                                                                   Available
                                                                  for Future
                                                                   Issuance
                                 Number of                       Under Equity
                               Securities to                     Compensation
                                 be Issued                          Plans
                                   Upon       Weighted Average    [Excluding
                                Exercise of   Exercise Price of   Securities
                                Outstanding      Outstanding     Reflected in
        Plan Category           Options (a)        Options        Column (a)]
_____________________________   __________         _______       ____________
Equity compensation plans
approved by security holders:

1994 Performance Plan and
1994 Outside Director Plan      609,319 (1)         $11.43             __

2004 Employee Plan and
2004 Outside Director Plan       43,500 (2)          24.52          256,500

Equity compensation
plans not approved
by security holders                 __                 __              __
                                _______             ______          _______

                                652,819             $12.30          256,500
__________________

(1) Represents options to purchase 329,970 shares of Common Stock which have previously been granted and which remain outstanding under our 1994 Performance Stock Option Plan and options to purchase 279,349 shares of Common Stock which have previously been granted and which remain outstanding under our 1994 Outside Director Stock Option Plan. The
    1994 Performance Stock Option Plan and the 1994 Outside Director Stock Option Plan expired in the first quarter of 2004. Therefore, there are no securities reserved for future issuance under these plans.

(2) Represents options to purchase 31,000 shares of Common Stock which have previously been granted and which remain outstanding under our 2004 Employee Stock Option Plan and options to purchase 12,500 shares of Common Stock which have previously been granted and which remain outstanding under our 2004 Outside Director Stock Option Plan. The 2004 Employee Stock Option Plan initially had 250,000 and 50,000, respectively, shares of Common Stock reserved for issuance.


Employment Agreements

   The Company and the Bank have entered into employment agreements with Messrs. Armaly and Partagas. The Bank has entered into employment agreements with Mr. Steinberger and Ms. Reed. These agreements, which are summarized below, are intended to assure the Company and the Bank of the continued services of its key officers.

   With respect to Messrs. Armaly and Partagas, the agreements entered into as of March 18, 1994 provide that each officer shall be employed by the Company and the Bank in his current position for a period of three (3) years. On March 31, 1995 the term was extended automatically for one additional year and on each subsequent March 31 the term is automatically extended for one additional year such that after each March 31 extension the term of the agreement is a full three years. Compensation and benefits are to be determined by the Board of Directors of the Company, provided that the officer's participation in employee benefit plans and arrangements shall provide benefits at least equal to those provided to all other employees of the Company. In the event that the officer's employment is terminated (except for death, disability, or cause) or if the officer terminates his employment because of a reduction in position, responsibility, salary, or for any other good reason, as defined in the agreement, and including a change in control of the Company, the officer is entitled to severance benefits equal to three year's salary and cash incentive compensation plus the option to continue to receive fringe benefits for an additional three years or an additional sixty (60%) percent of annual salary and cash incentive compensation in lieu of fringe benefits. In the event the officer terminates his employment other than for good reason, as defined in the agreement, the officer is entitled to severance benefits equal to one year's salary and cash incentive compensation, plus an additional twenty (20%) percent in lieu of fringe benefits. Such severance benefits will be based upon the executive's then current salary and the aggregate cash incentive compensation last paid to or earned by the officer in the immediately preceding twelve months prior to termination. In the event that any of such payments constitute "parachute payments" under Section 280G of the Internal Revenue Code and therefore are subject to the excise tax on "excess parachute payments" under Section 4999 of the Internal Revenue Code, the agreements provide that the Company will pay an additional cash amount, as determined


                                    7


by a formula set forth in the agreements, sufficient to pay both the excise tax and any additional amounts which become due as the result of the payment of the excise tax, to put the officer in the same position as though no excise tax had been imposed.

   With respect to Mr. Steinberger, the agreement entered into as of December 18, 1999 provides that he shall be employed by the Bank in his current position for a period of one year. On December 18, 1999 the term was extended automatically for one additional year and on each subsequent December 18 the term is automatically extended for one additional year. Compensation and benefits are to be determined by the Board of Directors of the Bank, provided that the officer's participation in employee benefit plans and arrangements shall provide benefits at least equal to those provided to all other employees of the Bank. In the event that the officer's employment is terminated (except for death, disability, or cause) or if the officer terminates his employment because of a reduction in position, responsibility, salary, or for any other good reason, as defined in the agreement, Mr. Steinberger is entitled to severance benefits equal to his base salary and cash incentive compensation through and including the scheduled termination date of this agreement, as extended. If the agreement is terminated by Mr. Steinberger pursuant to a change in control of the Company, Mr. Steinberger is entitled to severance benefits equal to two year's salary and cash incentive compensation plus the option to continue to receive fringe benefits for an additional two years or an additional forty (40%) percent of annual salary and cash incentive compensation in lieu of fringe benefits. In the event that Mr. Steinberger terminates his employment other than for good reason, as defined in the agreement, the officer is entitled to severance benefits equal to his base salary and cash incentive compensation through and including the date of termination. Such severance benefits will be based upon Mr. Steinberger's then current salary and the aggregate cash incentive compensation last paid to or earned by the officer in the immediately preceding twelve months prior to termination. In the event that any of such payments constitute "parachute payments" under Section 280G of the Internal Revenue Code and therefore are subject to the excise tax on "excess parachute payments" under Section 4999 of the Internal Revenue Code, the agreements provide that the Bank will pay an additional cash amount, as determined by a formula set forth in the agreements, sufficient to pay both the excise tax and any additional amounts which become due as the result of the payment of the excise tax, to put the officer in the same position as though no excise tax had been imposed.

   With respect to Ms. Reed, the agreement entered into as of February 5, 1997 provides that she shall be employed by the Bank in her current position for a period of one year. On December 14, 1997 the term was extended automatically for one additional year and on each subsequent December 14 the term is automatically extended for one additional year. Compensation and benefits are to be determined by the Board of Directors of the Bank, provided that the officer's participation in employee benefit plans and arrangements shall provide benefits at least equal to those provided to all other employees of the Bank. In the event that the officer's employment is terminated (except for death, disability, or cause) or if the officer terminates her employment because of a reduction in position, responsibility, salary, or for any other good reason, as defined in the agreement, Ms. Reed is entitled to severance benefits equal to her base salary and cash incentive compensation through and including the scheduled termination date of this agreement, as extended. If the agreement is terminated by Ms. Reed pursuant to a change in control of the Company, Ms. Reed is entitled to severance benefits equal to twelve times her then current monthly salary. In the event that Ms. Reed terminates her employment other than for good reason, as defined in the agreement, the officer is entitled to severance benefits equal to her base salary and cash incentive compensation through and including the date of termination. Such severance benefits will be based upon Ms. Reed's then current salary and the aggregate cash incentive compensation last paid to or earned by the officer in the immediately preceding twelve months prior to termination.


Board Compensation Committee Report on Executive Compensation

1. Performance and Policies.

   The Compensation Committee of the Board of Directors of the Company oversees and administers the Company's executive compensation programs. All members of the Compensation Committee are outside directors who are not eligible to participate in any of the compensation programs that the Committee oversees. The Compensation Committee recommends and the Board of Directors determines, based on such recommendations, compensation for the Chairman. Compensation levels for the other executive officers of the Company are determined by the Compensation Committee, based on the recommendations of the Chairman.

   The Company's executive compensation program is designed to attract, retain, motivate and appropriately reward individuals who are responsible for the Company's short- and long-term profitability, growth and return to shareholders. It is also designed to align the interests of high level employees with those of the shareholders. Compensation for Company


                                    8


executive officers consists of base compensation, annual cash incentive awards and long-term incentive awards in the form of stock options. Executive officers also participate in a savings incentive plan and a medical plan available to employees generally.

   The determination of base compensation increases, annual cash incentive awards and long-term incentive awards is based upon the performance of the Company, the contribution of each individual to that performance and consideration for economic conditions and events which may impact the future performance of the Company. Individual contribution is assessed based upon factors such as level of responsibility, job complexity and the importance of the position in the structure of the Company and the Bank. Individual contribution is also judged more subjectively based upon the Compensation Committee's overall evaluation of the officer's professionalism and professional growth, judgment, business acumen and ability and effort. The Compensation Committee also compares, on a random and subjective basis, the salaries of the executive officers with the salaries of executive officers of other bank holding companies of comparable size. Finally the Compensation Committee considers whether compensation increases are fair and equitable based upon individual performance and a comparison with peers. Although the components of compensation (base compensation, annual cash incentive awards, and long-term incentive awards) are reviewed separately, compensation decisions are made based on a review of total compensation.

(a) Base Compensation. Pay levels for each executive are set annually at the beginning of the fiscal year and are based primarily on the performance of the Company during the prior fiscal year. The Compensation Committee considers factors such as earnings per share, pre-tax earnings, net profits and return on equity. Secondarily, the Compensation Committee considers individual performance in light of each executive's job responsibilities. In determining the base salaries for 2004, the Compensation Committee took into account the Company's performance during 2003. Specifically, net income increased 13% during 2003, return on average assets and equity were 1.37% and 16.62%, respectively, credit performance remained strong; diluted earnings per common share increased from $1.53 in 2002 to $1.69 in 2003; loan growth was 18% in 2003; average total deposits increased 21% and cash dividends declared during 2003 increased 16% over 2002.

(b) Annual Cash Incentive Awards. Annual cash incentive awards to the Company's executive officers are granted at the discretion of the Compensation Committee and are determined at the end of the fiscal year. The determination of the amount of such awards is made by the Compensation Committee based upon the performance of the Company and on a subjective basis as indicated above. For purposes of determining the level of the annual cash incentive awards to be paid to senior executives for 2004, it was the Compensation Committee's view that the Company's 2004 results represented a strong performance. The Compensation Committee noted the following factors in support of its findings: net income increased 10% during 2004; return on average assets and equity were 1.35% and 16.12%; credit performance remained excellent; diluted earnings per common share increased from $1.69 in 2003 to $1.82 in 2004; the senior executive officers were successful in implementing the growth strategy of the Bank, as average loans increased by 11% from 2003 to 2004; average total deposits increased 12% from 2003 to 2004; and cash dividends declared during 2004 increased 6% over 2003.

(c) Stock Option Awards. The Compensation Committee also uses stock options to reward management and to link them to the long-term results and stockholder interests of the Company. Option grants are usually determined in the spring of each fiscal year. The levels of option grants are determined at the discretion of the Compensation Committee on a subjective basis. Previous grants of stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year. In determining the levels of option grants for 2004, the Compensation Committee considered the performance of the Company for fiscal year 2003, the performance of the Company for the beginning of 2004, and efforts and initiatives by the executive officers to implement and support the strategic objectives of the Bank.

2. CEO Compensation.

   Joseph Armaly is eligible to participate in the same executive compensation program available to the other executive officers within the Company. His 2004 base salary was set at $360,000, as compared to $340,000 in 2003. Mr. Armaly's base salary was based primarily on the Company's performance during 2003; specifically, net income increased 13% during 2003; return on average assets and equity were 1.37% and 16.62% respectively; credit performance remained strong; diluted earnings per common share increased from $1.53 in 2002 to $1.69 in 2003; loan growth was 18% in 2003; average total deposits increased 21%; and cash dividends declared during 2003 increased 16% over 2002.

   The stock option grants made to Mr. Armaly in 2004 were based on the analysis discussed above for fiscal year 2003, together with performance of the Company for the first half of 2004. In June 2004, Mr. Armaly was awarded ten-year options covering 3,500 shares. The terms and conditions of this grant were consistent with the grants to all other executive officers.


                                     9


   In December, 2004, Mr. Armaly received an annual cash incentive award of $180,000. This annual cash incentive award was based upon the Company's performance during the 2004 fiscal year and the individual performance of the executive. In determining this award, the Compensation Committee considered the increase in the Company's earnings during 2004. Specifically, the Compensation Committee considered the following factors: net income increased 10% during 2004; return on average assets and equity were 1.35%
and 16.12%; diluted earnings per common share increased from $1.69 in 2003 to $1.82 in 2004; the Bank was successful in implementing its growth strategy, as average loans increased by 11% from 2003 to 2004; average total deposits increased 12% from 2003 to 2004; and cash dividends declared during 2004 increased 6% over 2003.

   COMPENSATION COMMITTEE
   Cromwell A. Anderson, Chairman
   Sherman Simon
   Martin Yelen


                                     10



Stock Performance Graph

   The following table compares cumulative five-year shareholder returns (including reinvestment of dividends) on an indexed basis with the Center for Research in Security Prices ("CRSP") Index for the NASDAQ Stock Market (U.S. Companies) and the CRSP Index for NASDAQ Bank Stocks (SIC codes 602 and 671). These indices are included for comparative purposes only, and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the stock involved and are not intended to forecast or be indicative of possible future performance of the Common Stock. The graph assumes that the value of an investment in the Common Stock and in each index was $100 on December 31, 1999, and that all dividends were reinvested.


              Comparison of Five-Year Cumulative Return
              Commercial Bankshares, Inc., Common Stock

                                                December 31,
                                 _________________________________________

                                  2004   2003   2002   2001   2000   1999
                                  ____   ____   ____   ____   ____   ____

Commercial Bankshares, Inc.        343    234    188    126     86    100
NASDAQ Stock Market Bank Stocks    186    163    127    124    114    100
NASDAQ Stock Market Index           54     49     33     48     60    100
(US Companies)



Stock Option Plan Benefits

The table below indicates options granted and outstanding under the 1994 and 2004 Outside Director Stock Option Plans, the 1994 Performance Stock Option Plan and the 2004 Employee Stock Option Plan as of December 31, 2004:


                                                 Number of
                                              Options Granted
Name and Position                             and Outstanding
_________________                             _______________

Executive officer group                            220,078
Non-executive director group                       291,849
Non-executive officer employee group               140,892
                                                   _______

   Total options granted                           652,819
                                                   =======


                                    11


Executive Officers
__________________

Joseph W. Armaly                                    70,684
  Chairman and CEO
Jack J. Partagas                                    83,779
  President and COO
Bruce P. Steinberger                                30,993
  Executive Vice President
Barbara E. Reed                                     34,622
  Senior Vice President and CFO


Nominees for Director
_____________________

Joseph W. Armaly                                    70,684
Jack J. Partagas                                    83,779
Cromwell A. Anderson                                69,718
Robert Namoff                                       62,119
Sherman Simon                                       69,718
Michael W. Sontag                                   24,376
Martin Yelen                                        65,918


Compensation Committee Interlocks and Insider Participation

   No member of the Compensation Committee was an officer or employee of the Company or of any of its subsidiaries during the prior year or was formerly an officer of the Company or any of its subsidiaries. During the last fiscal year, none of the executive officers of the Company have served on the Board of Directors or Compensation Committee of any other entity, any of whose officers served either on the Board of the Company or on the Compensation Committee of the Company.


                                     12


                       STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Owners and Management

   The following table sets forth certain information regarding the beneficial ownership of the Company's outstanding Common Stock as of March 1, 2005, by (i) one person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director and executive officer of the Company and (iii) the directors and the executive officers of the Company as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.

                                        Current Beneficial Ownership
                                        ____________________________

                                           Number of     Percent of
Name and Address of Beneficial Owner     Shares(1)(11)     Class*
____________________________________     _____________     ______
(a) Certain beneficial owners:
John Hancock Advisors, LLC (2)              383,710         5.96%
  101 Huntington Avenue
  Boston, MA 02199

(b) Directors:
Cromwell A. Anderson                        224,707  (3)    3.49%
   1550 S.W. 57th Avenue
   Miami, Florida  33144
Joseph W. Armaly                            302,768  (4)    4.70%
   1550 S.W. 57th Avenue
   Miami, Florida  33144
Robert Namoff                               189,899  (3)    2.95%
   1550 S.W. 57th Avenue
   Miami, Florida  33144
Jack J. Partagas                             97,499  (5)    1.51%
   1550 S.W. 57th Avenue
   Miami, Florida  33144
Sherman Simon                               246,488  (6)    3.83%
   1550 S.W. 57th Avenue
   Miami, Florida  33144
Michael W. Sontag                            69,097  (7)    1.07%
   1550 S.W. 57th Avenue
   Miami, Florida  33144
Martin Yelen                                111,487  (8)    1.73%
   1550 S.W. 57th Avenue
   Miami, Florida  33144

(c) Executive officers listed in Summary
Compensation table who are not Directors:
Barbara E. Reed                              42,963  (9)      **
   1550 S.W. 57th Avenue
   Miami, Florida  33144
Bruce P. Steinberger                         53,324  (10)     **
   1550 S.W. 57th Avenue
   Miami, Florida  33144
All directors and the executive officers  1,338,232        20.79%
as a group (9 persons)
________________________________

* Percentages of shares beneficially owned are based upon 5,955,460 shares of Common Stock outstanding as of March 1, 2005 plus, for each person named above, any shares of Common Stock that may be acquired by such person within 60 days of such date upon exercise of outstanding options or other rights. Options granted under the Outside Director Plan vest immediately.
**   Less than 1%.
(1) In accordance with Rule 13d-3 promulgated pursuant to the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner


                                    13


     of a security for purposes of the rule if he or she has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose or direct the disposition of shares, irrespective of any economic interest therein.
(2) Through their parent-subsidiary relationship to John Hancock Advisors, LLC., John Hancock Life Insurance Company, John Hancock Subsidiaries, LLC., John Hancock Financial Services, Inc. and The Berkeley Financial Group, LLC have indirect Beneficial ownership of these same shares.
(3)  Includes options granted to purchase 62,119 shares of Common Stock.
(4) Includes options granted to purchase 67,184 shares of Common Stock. Does not include 45,196 shares held of record by Mr. Armaly's wife. Mr. Armaly disclaims beneficial ownership of all such shares. Inclusion of such shares would result in Mr. Armaly owning 347,964 shares or 5.41% and all directors and executive officers owning as a group 1,383,428 shares or 21.49% of the total issued and outstanding shares of Common Stock.
(5)  Includes options granted to purchase 68,884 shares of Common Stock.
(6)  Includes options granted to purchase 69,718 shares of Common Stock.
(7)  Includes options granted to purchase 24,376 shares of Common Stock.
(8)  Includes options granted to purchase 65,918 shares of Common Stock.
(9)  Includes options granted to purchase 32,122 shares of Common Stock.
(10) Includes options granted to purchase 28,493 shares of Common Stock.
(11) The number of shares underlying the stock options described in this table and the foregoing footnotes, and the exercise prices for such shares, give effect to the dilutive adjustments, which were made with respect to such options as a result of the 5% stock dividends which were declared by the Company in each of December, 1996, December, 1997, December, 1998 and December, 1999 and five-for-four stock splits declared in December, 2002 and December, 2003.


Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers (as defined in Rule 16a-1(f)), directors, and persons owning more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes of ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with all Section 16(a) forms they file. Based solely upon a review of the copies of forms furnished to the Company, the Company believes that during the 2004 fiscal year, all filing requirements applicable to its officers and directors and 10% shareholders were met.


                                    14



   SELECTION OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

   The Board of Directors has selected PricewaterhouseCoopers LLP, Independent Registered Certified Public Accounting Firm, to audit the financial statements of the Company and the Bank for the fiscal year ending December 31, 2005, and to perform such other services as may be required of them. Representatives of PricewaterhouseCoopers LLP will be present at the 2005 Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions raised at the meeting.


Principal Accounting Firm Fees

   The following table presents the aggregate fees billed to the Company by PricewaterhouseCoopers, LLP, for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2004 and 2003 and other services provided during those periods:

                                          December
                                  ________________________

                                     2004          2003
                                     ____          ____

Audit Fees (1)                     $337,000      $110,000
Audit-Related Fees (2)               15,000         8,300
Tax Fees (3)                         17,650        12,850
All Other Fees (4)                        -             -
                                   ________      ________

Total Fees                         $369,650      $131,150
____________________________

(1) Audit Fees consist of fees billed for services rendered for the annual audit of the Company's consolidated financial statements, the audit of management's assessment of internal control over financial reporting, the review of condensed consolidated financial statements included in the Company's quarterly reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements that are not reported under the caption "Audit Fees". The category includes fees related to audit of the Company's retirement plan and consultation related to acquisitions or other business transactions.

(3) Tax Fees consist of fees billed for services rendered for tax compliance, tax advice and tax planning.

(4) All Other Fees consist of fees billed for products and services other than fees as reported in the above three categories. These fees principally relate to consulting services in connection with the Company's retirement plan.


Pre-approval of Services Provided by the Independent Auditor

   The Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. The Audit Committee will consider annually and, if appropriate, approve the scope of the audit services to be performed during the fiscal year as outlined in an engagement letter proposed by the independent auditor. For permissible non-audit services, the Company will submit to the Audit Committee, at least annually, a list of services and a corresponding budget estimate that it recommends the Audit Committee engage the independent auditor to provide. To facilitate the prompt handling of certain unexpected matters, the Audit Committee delegates to its Chairman the authority to approve in advance all audit and non-audit services below $2,000 to be provided by the independent auditor if presented to the full Audit Committee at the next regularly scheduled meeting. The Company will routinely inform the Audit Committee as to the extent of services provided by the independent auditor in accordance with this pre-approval policy and the fees incurred for the services performed to date.


                                    15



             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   The Bank has had and expects to have in the future various loan and other banking transactions in the ordinary course of business with directors, executive officers, and principal shareholders of the Bank and the Company (or associates of such persons). In the opinion of management, all such transactions: (i) have been and will be made in the ordinary course of business; (ii) have been and will be made on substantially the same terms, including interest rates and collateral on loans, as those generally prevailing at the time for comparable transactions with unrelated persons; and (iii) do not involve more than the normal risk of collectibility or present other unfavorable features. The total amount of extensions of credit to directors, executive officers, those stockholders named in the table in "Security Ownership of Certain Beneficial Owners and Management" (set forth above), and any of their associates was $3.8 million as of February 28, 2005, which represented approximately 5.0% of total shareholders equity.


          SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

   Any shareholder of the Company who wishes to communicate with the Board of Directors, a committee of the Board, the non-management Directors as a group or any member of the Board, may send correspondence to the Chief Financial Officer at Commercial Bankshares, Inc., 1550 S.W. 57th Avenue, Miami, Florida 33144. The Chief Financial Officer will forward such communication to the Board of Directors or as appropriate to the particular committee Chairman, unless the communication is a personal or similar grievance, a shareholder proposal or related communication, an abusive or inappropriate communication or a communication not related to the duties or responsibilities of the Board of Directors, in which case the Chief Financial Officer has the authority to disregard the communication. All such communications will be kept confidential to the extent possible.
The Chief Financial Officer will maintain a log of, and copies of, all communications for inspection and review by any Board member, and will regularly review all such communications with the Board Chairman.


                              OTHER BUSINESS

   The Board of Directors does not know of any other business to be presented at the meeting and does not intend to bring before the meeting any matter other than the proposals described herein. However, if any other business should come before the meeting or any adjournments thereof, the persons named in the accompanying proxy will have discretionary authority to vote all proxies.


                          SHAREHOLDER PROPOSALS

   Proposals on matters appropriate for shareholder consideration consistent with the regulations of the Securities and Exchange Commission submitted by shareholders for inclusion in the proxy statement and form of proxy for the 2006 Annual Meeting of Shareholders must be received at the Company's principal executive offices on or before November 21, 2005.
Such shareholder proposals may be mailed to Barbara E. Reed, Senior Vice President and Chief Financial Officer, Commercial Bankshares, Inc., 1550 S.W. 57th Avenue, Miami, Florida 33144.

   A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2004 is being provided to each shareholder simultaneously with delivery of this proxy statement. Additional copies of the Annual Report to Shareholders or copies of the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission, may be obtained by writing Barbara E. Reed, Commercial Bankshares, Inc., 1550 S.W. 57th Avenue, Miami, Florida 33144. Copies of such reports are also available electronically at the SEC's internet website www.sec.gov, or via the Company's website at www.commercialbankfl.com.


                                 16






                               PROXY
                     COMMERCIAL BANKSHARES, INC.
            1550 S.W. 57th Avenue, Miami, Florida  33144

      This Proxy is solicited on behalf of the Board of Directors

   The undersigned hereby appoints JOSEPH W. ARMALY and JACK J. PARTAGAS, or any of them, with power of substitution, as proxies of the undersigned (the "Proxy"), with power to appoint his substitute, and hereby authorizes him to represent and to vote, as specified below, all of the shares of common stock of the undersigned held of record by the undersigned on March 8, 2005, at the Annual Meeting of Shareholders of Commercial Bankshares, Inc. (the "Company") on April 21, 2005, and at all adjournments thereof (the "Annual Meeting"), on the matters set forth below AND TO VOTE IN HIS DISCRETION FOR THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY COME BEFORE THE ANNUAL MEETING.

   WHEN PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS SET FORTH ON THIS PROXY CARD. A VOTE TO ABSTAIN WILL NOT BE COUNTED TOWARDS THE REQUISITE AFFIRMATIVE VOTE TO APPROVE SUCH PROPOSALS.

   PLEASE COMPLETE, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE, AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

________________________________________________________________________

Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________

 ______________________________________________________________________
 ______________________________________________________________________
 ______________________________________________________________________
 ______________________________________________________________________

                                                 ___
Please Mark Here for Address Change or Comments |___|
SEE REVERSE SIDE


1. Election of Directors:
NOMINEES:   01  Joseph W. Armaly
            02  Jack J. Partagas
            03  Cromwell A. Anderson
            04  Robert Namoff
            05  Sherman Simon
            06  Michael W. Sontag
            07  Martin Yelen

                                                                ___
FOR ALL Nominees listed (except as indicated to the contrary)  |___|

                                                    ___
WITHHOLD AUTHORITY to vote for all nominees listed |___|


Instructions: (To withhold authority to vote for any nominee, write the name of the nominee below.)

 ____________________________________________________________________


2. Other Business: In his discretion, the Proxy is authorized to vote on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
             ___              ___               ___
   FOR      |___|   AGAINST  |___|    ABSTAIN  |___|


                                       ___
I PLAN TO ATTEND THE ANNUAL MEETING   |___|

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders to be held on April 21, 2005.

Dated:  ________________________________, 2005


______________________________________________
Signature


______________________________________________
Signature


______________________________________________
Name (please print)


______________________________________________
Company/Title


Your signature should appear exactly as your name appears in the space above. For joint accounts, both should sign. When signing in a fiduciary or representative capacity, please give your full title as such. If a corporation or partnership, sign in full corporate or partnership name by authorized officer or partner.